EXHIBIT 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2018 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.65,
INCOME BEFORE TAXES OF $340 MILLION ON $527 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $0.63.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, April 17, 2018 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.65 for the quarter ended March 31, 2018, compared to diluted earnings per share on a comprehensive basis of $0.40 for the same period in 2017. Excluding other comprehensive income, the Company reported diluted earnings per share of $0.63 for the quarter, compared to diluted earnings per share of $0.34 for the same period in 2017.

Net revenues were $527 million and income before income taxes was $340 million this quarter, compared to net revenues of $374 million and income before income taxes of $213 million for the same period in 2017. The results for the quarter were positively impacted by strong growth in net interest income, which increased $75 million, or 53%, and higher commissions, which increased $66 million, or 43% from the year-ago quarter.

In addition, the results for the quarter include a $38 million gain on our currency diversification strategy, compared to a $49 million gain in the same period in 2017; and a $3 million net mark-to-market loss on our U.S. government securities portfolio, compared to a $1 million net mark-to-market loss in the same period in 2017.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on June 14, 2018 to shareholders of record as of June 1, 2018.

Business Highlights

•	65% pretax profit margin for this quarter, up from 57% in the year-ago quarter.
•	63% Electronic Brokerage pretax profit margin for this quarter, up from 59% in the year-ago quarter.
•	Customer equity grew 33% from the year-ago quarter to $129.2 billion and customer debits increased 40% to $29.3 billion.
•	Customer accounts increased 27% from the year-ago quarter to 517 thousand.
•	Total DARTs[1] increased 43% from the year-ago quarter to 939 thousand.
•	Brokerage segment equity was $5.1 billion. Total equity was $6.7 billion.

1 Daily average revenue trades (DARTs) are based on customer orders.

Segment Overview

Electronic Brokerage
Electronic brokerage segment income before income taxes increased 57%, to $291 million in the quarter ended March 31, 2018, compared to the same period last year. Net revenues increased 48% to $465 million on higher net interest income and commissions revenue.

Net interest income increased 56% as average customer credit and margin loan balances and benchmark interest rates increased from the year-ago quarter. Commissions revenue increased 43% from the year-ago quarter on higher customer volumes in futures, options and stocks, which increased 53%, 48% and 28%, respectively, from the year-ago quarter. Pretax profit margin was 63% for the quarter ended March 31, 2018, up from 59% in the same period last year.

Customer accounts grew 27% to 517 thousand and customer equity increased 33% from the year-ago quarter to $129.2 billion. Total DARTs for cleared and execution-only customers increased 43% to 939 thousand from the year-ago quarter. Cleared DARTs were 876 thousand, 44% higher than in the same period last year.

Market Making
Market making segment income before income taxes increased to $9 million in the quarter ended March 31, 2018, as compared to a pretax loss of $22 million in the year-ago quarter, during which we began to wind down operations in this segment. The current quarter's results reflect higher trading gains and lower operating costs on the remaining operations. In the third quarter of 2017 we completed the transfer of our U.S. options market making business to Two Sigma Securities, LLC and by year-end we had exited the majority of our market making activities outside the U.S.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 14 major currencies in which we hold our equity. In this quarter, our currency diversification strategy increased our comprehensive earnings by $46 million, as the U.S. dollar value of the GLOBAL increased by approximately 0.69%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the corporate segment and (2) Other Comprehensive Income ("OCI").

Conference Call Information:
Interactive Brokers Group, Inc. will hold a conference call with investors today, April 17, 2018, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the "Interactive Brokers Conference Call."
The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.
About Interactive Brokers Group, Inc.:
Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 120 markets in numerous countries and currencies, from a single IB Universal Account® to customers worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Focusing on technology and automation for over 41 years has enabled us to equip our customers with a uniquely sophisticated platform to manage their investment portfolios at the lowest cost. Due to our range of services, low costs and technology, IBKR is ranked the "Top Online Broker", according to Barron's Best Online Brokers review, March 24, 2018. We strive to provide our customers with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low prices, positioning them to achieve superior returns on investments.
Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the Company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, 203-618-4070 or Media: Kalen Holliday, 203-913-1369.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2014	64,530		206,759		18,055		289,344		1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305
2016	64,038	(3%)	259,932	7%	16,515	(12%)	340,485	4%	1,354
2017	31,282	(51%)	265,501	2%	14,835	(10%)	311,618	(8%)	1,246

1Q2017	12,224		62,914		3,665		78,803		1,271
1Q2018	4,469	(63%)	89,621	42%	4,695	28%	98,785	25%	1,619

4Q2017	4,263		71,502		3,800		79,565		1,273
1Q2018	4,469	5%	89,621	25%	4,695	24%	98,785	24%	1,619
CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	631,265		123,048		153,613,174
2015	634,388	0%	140,668	14%	172,742,520	12%
2016	572,834	(10%)	143,287	2%	155,439,227	(10%)
2017	395,885	(31%)	124,123	(13%)	220,247,921	42%

1Q2017	121,155		30,366		53,300,920
1Q2018	115,438	(5%)	43,449	43%	68,380,398	28%

4Q2017	89,381		31,445		58,373,129
1Q2018	115,438	29%	43,449	38%	68,380,398	17%

MARKET MAKING
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	344,741		15,668		12,025,822
2015	335,406	(3%)	14,975	(4%)	15,376,076	28%
2016	307,377	(8%)	14,205	(5%)	13,082,887	(15%)
2017	102,025	(67%)	5,696	(60%)	7,139,622	(45%)

1Q2017	52,291		2,511		1,954,775
1Q2018	13,256	(75%)	935	(63%)	2,817,831	44%

4Q2017	11,228		1,002		1,750,178
1Q2018	13,256	18%	935	(7%)	2,817,831	61%

BROKERAGE TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	286,524		107,380		141,587,352
2015	298,982	4%	125,693	17%	157,366,444	11%
2016	265,457	(11%)	129,082	3%	142,356,340	(10%)
2017	293,860	11%	118,427	(8%)	213,108,299	50%

1Q2017	68,864		27,855		51,346,145
1Q2018	102,182	48%	42,514	53%	65,562,567	28%

4Q2017	78,153		30,443		56,622,951
1Q2018	102,182	31%	42,514	40%	65,562,567	16%

[1]	Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	225,662		106,074		137,153,132
2015	244,356	8%	124,206	17%	153,443,988	12%
2016	227,413	(7%)	128,021	3%	138,523,932	(10%)
2017	253,304	11%	116,858	(9%)	209,435,662	51%

1Q2017	60,366		27,528		50,397,970
1Q2018	87,705	45%	41,742	52%	64,494,943	28%

4Q2017	66,232		30,041		55,714,749
1Q2018	87,705	32%	41,742	39%	64,494,943	16%

[1]	Includes options on futures.

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	1Q2018	1Q2017	% Change
Total Accounts	517	406	27%
Customer Equity (in billions)[1]	$129.2	$96.8	33%

Cleared DARTs	876	609	44%
Total Customer DARTs	939	657	43%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.04	$4.01	1%
DART per Avg. Account (Annualized)	439	385	14%
Net Revenue per Avg. Account (Annualized)	$3,768	$3,157	19%

Consecutive Quarters	1Q2018	4Q2017	% Change
Total Accounts	517	483	7%
Customer Equity (in billions)[1]	$129.2	$124.8	4%

Cleared DARTs	876	681	29%
Total Customer DARTs	939	730	29%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.04	$3.92	3%
DART per Avg. Account (Annualized)	439	363	21%
Net Revenue per Avg. Account (Annualized)	$3,768	$3,318	14%

[1]	Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months
	Ended March 31,
	2018	2017
	(in millions)
Average interest-earning assets
Segregated cash and securities	$20,989	$24,637
Customer margin loans	29,428	19,802
Securities borrowed	3,019	3,973
Other interest-earning assets	3,943	2,258
FDIC sweeps[1]	781	35
	$58,160	$50,705

Average interest-bearing liabilities
Customer credit balances	$47,865	$43,115
Securities loaned	4,341	3,695
	$52,206	$46,810

Net interest income
Segregated cash and securities, net	$74	$43
Customer margin loans[2]	139	75
Securities borrowed and loaned, net	47	33
Customer credit balances, net[2]	(49)	(13)
Other net interest income[3]	11	4
Net interest income	$222	$142

Net interest margin ("NIM")	1.55%	1.12%

Annualized yields
Segregated cash and securities	1.43%	0.71%
Customer margin loans	1.92%	1.54%
Customer credit balances	0.42%	0.12%

[1]
Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

[2]
Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer's account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

[3]	Includes income from financial instruments which has the same characteristics as interest, but is reported in other income in the Company's consolidated statements of comprehensive income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months
		Ended March 31,
		2018	2017
		(in millions)

Electronic Brokerage	Net revenues	$465	$314
	Non-interest expenses	174	129

	Income before income taxes	$291	$185

	Pre-tax profit margin	63%	59%

Market Making	Net revenues	$21	$8
	Non-interest expenses	12	30

	Income (loss) before income taxes	$9	$(22)

	Pre-tax profit (loss) margin	43%	(275%)

Corporate [1]	Net revenues	$41	$52
	Non-interest expenses	1	2

	Income before income taxes	$40	$50

Total	Net revenues	$527	$374
	Non-interest expenses	187	161

	Income before income taxes	$340	$213

	Pre-tax profit margin	65%	57%

[1]	Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2018	2017
	(in millions, except share and per share data)

Revenues:
Trading gains	$13	$2
Commissions	220	154
Interest income	311	177
Other income	77	76

Total revenues	621	409

Interest expense	94	35

Total net revenues	527	374

Non-interest expenses:
Execution and clearing	73	61
Employee compensation and benefits	70	62
Occupancy, depreciation and amortization	12	13
Communications	6	8
General and administrative	23	16
Customer bad debt	3	1

Total non-interest expenses	187	161

Income before income taxes	340	213

Income tax expense	21	18

Net income	319	195

Net income attributable to noncontrolling interests	273	171

Net income available for common stockholders	$46	$24

Earnings per share:
Basic	$0.64	$0.35
Diluted	$0.63	$0.34

Weighted average common shares outstanding:
Basic	71,475,950	67,985,107
Diluted	72,512,462	69,157,614

Comprehensive income:
Net income available for common stockholders	$46	$24
Other comprehensive income:
Cumulative translation adjustment, before income taxes	1	4
Income taxes related to items of other comprehensive income	-	-
Other comprehensive income, net of tax	1	4
Comprehensive income available for common stockholders	$47	$28

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$273	$171
Other comprehensive income - cumulative translation adjustment	7	19
Comprehensive income attributable to noncontrolling interests	$280	$190

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2018	2017
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$47	$28

Comprehensive earnings per share:
Basic	$0.66	$0.41
Diluted	$0.65	$0.40

Weighted average common shares outstanding:
Basic	71,475,950	67,985,107
Diluted	72,512,462	69,157,614

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			March 31, 2018	December 31, 2017
			(in millions)

Assets
Cash and cash equivalents			$1,901	$1,732
Cash and securities - segregated for regulatory purposes			20,268	20,232
Securities borrowed			2,968	2,957
Securities purchased under agreements to resell			677	2,035
Financial instruments owned, at fair value			2,415	3,154
Receivables from customers, net of allowance for doubtful accounts			29,464	29,821
Receivables from brokers, dealers and clearing organizations			1,002	823
Other assets			398	408

Total assets			$59,093	$61,162

Liabilities and equity

Liabilities
Short-term borrowings			$19	$15
Securities loaned			4,171	4,444
Securities sold under agreements to repurchase			-	1,316
Financial instruments sold but not yet purchased, at fair value			242	767
Other payables:
Customers			47,423	47,548
Brokers, dealers and clearing organizations			170	283
Other payables			362	356
			47,955	48,187

Total liabilities			52,387	54,729

Equity
Stockholders' equity			1,132	1,090
Noncontrolling interests			5,574	5,343
Total equity			6,706	6,433

Total liabilities and equity			$59,093	$61,162

	March 31, 2018		December 31, 2017
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	71,481,136	17.4%	71,479,604	17.4%
Noncontrolling interests (IBG Holdings LLC)	340,229,444	82.6%	340,229,444	82.6%

Total IBG LLC membership interests	411,710,580	100.0%	411,709,048	100.0%